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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Outsourcing Services Group, Inc. on Form S-4 of our report dated March 3, 1998, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                          /s/ DELOITTE & TOUCHE LLP
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                                          Deloitte & Touche LLP



Costa Mesa, California
November 5, 1998